  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1998

                                         SECURITIES ACT FILE NO. 333-57073

                                 INVESTMENT COMPANY ACT FILE NO. 811-08823
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM N-2
 [X]        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [X]                  PRE-EFFECTIVE AMENDMENT NO. 1
 [_]                     POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
 [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 [X]                         AMENDMENT NO. 1

                                --------------

                        DEBT STRATEGIES FUND III, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------

                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------

                                (609) 282-2800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------

                                 ARTHUR ZEIKEL
                        DEBT STRATEGIES FUND III, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:
   PATRICK D. SWEENEY, ESQ.                             FRANK P. BRUNO, ESQ.
  FUND ASSET MANAGEMENT, L.P.                             BROWN & WOOD LLP
       P.O. BOX 9011                                   ONE WORLD TRADE CENTER
PRINCETON, NEW JERSEY 08543-9011                   NEW YORK, NEW YORK 10048-0557

                                --------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]______________

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]______________

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]______________

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [_]

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                              PROPOSED       PROPOSED
        TITLE OF              AMOUNT          MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES BEING           BEING       OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED          REGISTERED(1)      PER UNIT    OFFERING PRICE    FEE(2)
-------------------------------------------------------------------------------------
Common Stock ($.10 par
 value)................  12,650,000 shares     $10.00      $126,500,000    $37,318

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Includes 1,650,000 shares subject to the Underwriter's over-allotment option.

(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA. $29,795 was previously paid, $7,523 was transmitted in connection with this filing.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                        DEBT STRATEGIES FUND III, INC.

                             CROSS REFERENCE SHEET

 ITEM NUMBER, FORM N-2               CAPTION IN PROSPECTUS
 ---------------------               ---------------------
 PART A--INFORMATION REQUIRED IN A PROSPECTUS
  1. Outside Front Cover Page.....   Outside Front Cover Page
  2. Inside Front and Outside Back
      Cover Pages.................   Inside Front and Outside Back Cover Pages;
                                     Underwriting
  3. Fee Table and Synopsis.......   Prospectus Summary; Fee Table
  4. Financial Highlights.........   Not Applicable
  5. Plan of Distribution.........   Prospectus Summary; Net Asset Value;
                                     Underwriting
  6. Selling Shareholders.........   Not Applicable
  7. Use of Proceeds..............   Use of Proceeds; Investment Objectives and
                                     Policies
  8. General Description of the
      Registrant..................   Prospectus Summary; The Fund; Investment
                                     Objectives and Policies; Other Investment
                                     Policies; Investment Restrictions;
                                     Dividends and Distributions; Automatic
                                     Dividend Reinvestment Plan; Mutual Fund
                                     Investment Option
  9. Management...................   Directors and Officers; Investment Advisory
                                     and Management Arrangements; Custodian;
                                     Transfer Agent, Dividend Disbursing Agent
                                     and Registrar
 10. Capital Stock, Long-Term
      Debt, and Other Securities..   Description of Capital Stock
 11. Defaults and Arrears on
      Senior Securities...........   Not Applicable
 12. Legal Proceedings............   Not Applicable
 13. Table of Contents of the
      Statement of Additional
      Information.................   Not Applicable
 PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 14. Cover Page...................   Not Applicable
 15. Table of Contents............   Not Applicable
 16. General Information and
      History.....................   Not Applicable
 17. Investment Objective and
      Policies....................   Prospectus Summary; Investment Objectives
                                     and Policies; Investment Restrictions
 18. Management...................   Directors and Officers; Investment Advisory
                                     and Management Arrangements
 19. Control Persons and Principal
      Holders of Securities.......   Investment Advisory and Management
                                     Arrangements
 20. Investment Advisory and Other
      Services....................   Investment Advisory and Management
                                     Arrangements; Custodian; Underwriting;
                                     Transfer Agent, Dividend Disbursing Agent
                                     and Registrar; Legal Opinions; Experts
 21. Brokerage Allocation and
      Other Practices.............   Portfolio Transactions
 22. Tax Status...................   Taxes; Automatic Dividend Reinvestment Plan
 23. Financial Statements.........   Independent Auditors' Report; Statement of
                                     Assets, Liabilities and Capital

PART C--OTHER INFORMATION

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                            11,000,000 SHARES
                        DEBT STRATEGIES FUND III, INC.

                                 COMMON STOCK
                               -----------------

  Debt Strategies Fund III, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company that seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's ("S&P")) or unrated debt instruments of comparable quality. Such securities generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek capital appreciation. Up to 20% of the Fund's total assets may be invested in debt instruments which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P) or unrated debt instruments of comparable quality. The Fund may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units. The Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments. For these reasons, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations." The Fund may engage in various portfolio strategies to enhance income or capital appreciation and to hedge its portfolio against investment, interest rate and foreign currency risks, including the utilization of leverage, the use of options and futures transactions and the use of foreign currency swaps. There can be no assurance that the investment objectives of the Fund will be realized.

  Because the Fund is newly organized, its shares have no history of public trading, and shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Risk Factors and Special Considerations."
                                                      (continued on next page)

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                              PRICE TO   SALES LOAD PROCEEDS TO
                                             PUBLIC(1)     (1)(2)     FUND(3)
--------------------------------------------------------------------------------
Per Share.................................     $10.00       None       $10.00
--------------------------------------------------------------------------------
Total(4)..................................  $110,000,000    None    $110,000,000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                       (footnotes on next page)
                               -----------------

  The shares are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the shares will be made in New York, New York on or about July 31, 1998.
                               -----------------
                              MERRILL LYNCH & CO.
                               -----------------

               The date of this Prospectus is July 28, 1998.

(continued from previous page)

  At times, the Fund expects to utilize leverage through borrowings, including the issuance of short-term debt securities, or the issuance of shares of preferred stock. Under current market conditions, the Fund intends to utilize leverage in an amount up to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Fund will generally not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. Use of leverage creates an opportunity for increased income and capital appreciation, but, at the same time, creates special risks. See "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage."

  Prior to this offering, there has been no public market for the Fund's shares. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

  This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Fund Asset Management, L.P. is the Fund's investment adviser (the "Investment Adviser"). The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Underwriter may engage in transactions that stabilize, maintain, or otherwise affect the price of the Fund's Common Stock. Such transactions may include stabilizing, the purchase of the Fund's Common Stock to cover short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                                 ------------

(footnotes from previous page)

(1) The Investment Adviser or an affiliate will pay the Underwriter a commission in the amount of 2.00% of the Price to Public per share in connection with the sale of shares of Common Stock offered hereby. See "Underwriting."
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."

(3) Before deducting organizational and offering expenses payable by the Fund estimated at $295,000.

(4) The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to an additional 1,650,000 shares to cover over-allotments. If all such shares are purchased, the total Price to Public and Proceeds to Fund will be $126,500,000. See "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE FUND Debt Strategies Fund III, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

THE
OFFERING The Fund is offering 11,000,000 shares of Common Stock at an initial offering price of $10.00 per share. The Common Stock is being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter"). The Underwriter has been granted an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,650,000 additional shares of Common Stock to cover over-allotments. See "Underwriting."

INVESTMENT
OBJECTIVES  The primary investment objective of the Fund is to seek to
AND         provide current income by investing primarily in a diversified
POLICIES    portfolio of U.S. companies' debt instruments, including
            corporate loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's or BBB or lower by S&P) or unrated debt instruments which are in the judgment of the Investment Adviser of equivalent quality.
            Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek capital appreciation. Up to 20% of the Fund's total assets may be invested in publicly offered or privately placed debt securities and corporate loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment
            Adviser of equivalent quality ("Distressed Securities"). Up to 20% of the Fund's total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the Organisation for Economic Co-operation and Development ("OECD"). The Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments.
            For these reasons, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations." Up to 20% of the Fund's total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment
            Objectives and Policies."

            The Fund's investment policies permit investment in the following asset classes: (i) senior and subordinated corporate loans, both secured and unsecured ("Corporate Loans"), issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured (commonly known as "high-yield securities" or "junk bonds"); and (iii) convertible debt instruments and preferred stock, each of which may be convertible into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate ("Prime Rate") of a designated U.S. bank, or that adjusts periodically at a margin above the Certificate of Deposit ("CD") rate or the London Interbank Offered Rate ("LIBOR").

            At times, the Fund expects to utilize leverage through borrowings, including the issuance of short-term debt securities, or the issuance of shares of preferred stock. Under current market conditions, the Fund intends to utilize leverage in an amount up to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Fund intends to utilize leverage to provide the holders of Common Stock with a potentially higher return. The Fund will generally not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. Use of leverage creates an opportunity for increased income and capital appreciation, but, at the same time, creates special risks. See "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage."

            The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. See "Other Investment Policies."

            Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive current income and capital appreciation by investing in a professionally managed portfolio that, to the extent the portfolio is comprised of Corporate Loans, is a type of investment typically not available to individual investors. In managing such portfolio, the Investment Adviser provides the Fund and its shareholders with professional credit analysis. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Adviser will seek to enhance the return on the Common Stock by leveraging the Fund's capital structure through the borrowing of money or the issuance of short-term debt securities or shares of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and risk considerations. See "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage."

LISTING
            Prior to this offering, there has been no public market for the shares of Common Stock of the Fund. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's shares. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. See "Underwriting."


INVESTMENT      Fund Asset Management, L.P. is the Fund's investment adviser
ADVISER         (the "Investment Adviser") and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of
                0.60 of 1% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The
                Investment Adviser is an affiliate of Merrill Lynch Asset
                Management, L.P. ("MLAM"), which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The Asset Management
                Group of ML & Co. (which includes the Investment Adviser), acts as the investment adviser for over 100 other registered management investment companies and offers portfolio management services to individuals and institutions. As of June 1998, the Asset Management Group had a total of approximately $489 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser. See "Investment Advisory and Management Arrangements."

DIVIDENDS       The Fund intends to distribute dividends of substantially all of
AND             its net investment income monthly to holders of Common Stock.
DISTRIBUTIONS   All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Dividends and Distributions."

                The Fund expects that it will commence paying dividends within 90 days of the date of this Prospectus.

AUTOMATIC       All dividend and capital gains distributions will be
DIVIDEND        automatically reinvested in additional shares of Common Stock
REINVESTMENT    of the Fund unless a shareholder elects to receive cash.
PLAN            Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan.
                See "Automatic Dividend Reinvestment Plan."

MUTUAL          Purchasers of shares of Common Stock of the Fund through
FUND            Merrill Lynch in this offering will have an investment option
INVESTMENT      consisting of the right to reinvest the net proceeds from a
OPTION          sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common Stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account.
                Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. See "Mutual Fund Investment Option."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund is a newly organized, diversified, closed-end management investment company and has no operating history. As described under "Prospectus Summary-- Listing," it is anticipated that an investment in the Fund will be illiquid prior to listing of the Fund's shares of Common Stock on the New York Stock Exchange. See "Underwriting." Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's shares of Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund. See "Investment Objectives and Policies."

  Corporate Loans. The Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the borrower. In addition to being unsecured, a Corporate Loan in which the Fund may invest may be subordinate in right of payment to the senior debt obligations of the borrower. Upon a liquidation or bankruptcy of the borrower the senior debt obligations of the borrower are often required to be paid in full before the subordinated debtholders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debtholders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a borrower, there can be no assurance that the assets of the borrower will be sufficient to satisfy the claims of unsecured and subordinated debtholders or that such debtholders will receive income producing debt securities in satisfaction of their claims. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and possibly, its net asset value.

  The Fund may invest in Corporate Loans made in connection with highly leveraged transactions. Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral, if any, to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law. Highly leveraged Corporate Loans also may be less liquid than other Corporate Loans.

  The success of the Fund depends to a great degree, on the skill with which the agent banks administer the terms of the Corporate Loan agreements, monitor borrower compliance with covenants, collect principal, interest and fee payments from borrowers and, where necessary, enforce creditor remedies against borrowers. Typically, the agent bank will have broad discretion in enforcing a Corporate Loan agreement. The financial status of the agent bank and co-lenders and participants interposed between the Fund and a borrower may affect the ability of the Fund to receive payments of interest and principal.

  Lower-Rated Securities. Junk bonds and high-yield Corporate Loans are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds and high-yield Corporate Loans may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds and high-yield Corporate Loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher junk bond and high-yield Corporate Loan default rate relative to the rates currently existing in the junk bond and high-yield Corporate Loan markets. The risk of loss due to default by the issuer is significantly greater for the holders of junk bond and high-yield Corporate Loans because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, the junk bonds and high-yield Corporate Loans in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  Junk bonds and high-yield Corporate Loans tend to be more volatile than higher-rated debt instruments, so that adverse economic events may have a greater impact on the prices of junk bonds and high-yield Corporate Loans than on high-rated debt instruments. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for junk bonds and high-yield Corporate Loans has increased significantly and the difference between the yields paid by such securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of junk bonds and high-yield Corporate Loans in the Fund's portfolio could be adversely affected.

  Like higher-rated debt instruments, junk bonds and high-yield Corporate Loans generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond and high-yield Corporate Loan markets, which markets may be less liquid than the market for higher-rated debt instruments, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds and high-yield Corporate Loans by various dealers. As a result, during periods of high demand in the junk bond and high-yield Corporate Loan markets, it may be difficult to acquire junk bonds and high-yield Corporate Loans appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the junk bond and high-yield Corporate Loan markets and may cause the prices the Fund receives for its junk bonds and high-yield Corporate Loans to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Distressed Securities. The Fund may invest up to 20% of its total assets in Distressed Securities. Distressed Securities are high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied; e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

  Leverage. The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Common Stock, but, at the same time, creates special risks. The Fund intends to utilize leverage to provide the holders of Common Stock with a potentially higher return. Leverage creates risks for holders of Common Stock, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock may affect the return to holders of Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical ratings organizations which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. See "Other Investment Policies--Leverage." The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under "Investment Advisory and Management Arrangements," the fee paid to the Investment Adviser will be calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred stock.

  Other Investment Management Techniques. The Fund may use various other investment management techniques that also involve special considerations, including engaging in interest rate transactions, utilization of options and futures transactions, utilization of foreign currency swaps, making forward commitments and lending its portfolio securities. For further discussion of these practices and the associated risks and special considerations, see "Other Investment Policies."

  Non-U.S. Securities. The Fund may invest up to 20% of its total assets in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the OECD. Investing in securities issued by non-U.S. issuers involves certain special risks not typically involved in U.S. investments, including fluctuations in foreign exchange rates, future political and economic developments, the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, currency devaluations, or diplomatic developments which could affect the Fund's investments in those financial instruments. Moreover, an individual country's economy may differ favorably or unfavorably from the U.S. economy in such respects as, but not limited to, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, information with respect to non-U.S. issuers may differ from that available with respect to U.S. issuers, since non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. The Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments. Additionally, the Fund may invest in Corporate Loans made to U.S. Borrowers with significant non-dollar denominated revenues.

  Concentration in Financial Institutions. As a result of the Fund's investment in Corporate Loans, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. Consequently, the Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions. See "Investment Objectives and Policies--Description of Corporate Loans" and "--Description of Participation Interests."

  Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Some or all of the Corporate Loans in which the Fund invests will be considered to be illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid corporate bonds and notes may trade at a discount from comparable, more liquid investments.

  Antitakeover Provisions. The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock--Certain Provisions of the Articles of Incorporation."

  For these reasons, an investment in Common Stock of the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price)................  None
  Dividend Reinvestment and Plan Fees...................................  None
ANNUAL EXPENSES (as a percentage of net assets attributable to shares of
 Common Stock)
  Management Fees(a)(b).................................................  0.60%
  Interest Payments on Borrowed Funds(b)................................  None
  Other Expenses(b).....................................................  0.32%
                                                                          ----
    Total Annual Expenses(b)............................................  0.92%
                                                                          ====

                                                          1     3     5    10
  EXAMPLE                                                YEAR YEARS YEARS YEARS
  -------                                                ---- ----- ----- -----
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) total annual expenses
  of 0.92% (assuming no leverage) and 4.27% (assuming
  leverage of 33 1/3% of the Fund's total assets) and
  (2) a 5% annual return throughout the periods:
    Assuming No Leverage................................ $ 9  $ 29  $ 51  $113
    Assuming Leverage................................... $43  $130  $217  $443

--------
(a) See "Investment Advisory and Management Arrangements"--page 32.

(b) In the event the Fund utilizes leverage by borrowing in an amount of approximately 33 1/3% of the Fund's total assets, it is estimated that the Management Fees would be 0.90%, Interest Payments on Borrowed Funds would be 3.06% and Total Annual Expenses would be 4.27%. See "Risk Factors and Special Considerations--Leverage" and "Other Investment Policies-- Leverage."

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  Debt Strategies Fund III, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on May 26, 1998, and has registered under the Investment Company Act. See "Description of Capital Stock." The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds of this offering will be approximately $109,705,000 (or approximately $126,205,000 assuming the Underwriter exercises the over-allotment option in full) after payment of organizational and offering costs.

  Due to significant current demand for Corporate Loans and high yield debt securities, investments that, in the judgment of the Investment Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to six months following the completion of its Common Stock offering before it is invested in accordance with its investment objectives and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objectives and Policies."

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's or BBB or lower by S&P) or unrated debt instruments which are in the judgment of the Investment Adviser of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek capital appreciation. Up to 20% of the Fund's total assets may be invested in Distressed Securities, which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Up to 20% of the Fund's total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the OECD. The Fund does not currently intend to hedge its non-U.S. dollar denominated portfolio investments. For these reasons, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations." Up to 20% of the Fund's total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Fund's total assets may be invested in common stock at certain points in time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in debt instruments. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act). There can be no assurance that the investment objectives of the Fund will be realized.

  The Fund's investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated Corporate Loans, both secured and unsecured, issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

  Subject to other investment restrictions applicable to the Fund, up to 10% of the Fund's assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the Investment Company Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Fund's Investment Adviser or (ii) money market instruments.

  Under unusual market or economic conditions or for temporary or defensive or liquidity purposes, the Fund may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, banker's acceptances, and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

  Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody's and CC or below by S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

  The Fund's investment philosophy is based on the belief that, under varying economic and market conditions, certain debt instruments will perform better than other debt instruments. The Fund's fully managed approach puts maximum emphasis on the flexibility of the Investment Adviser to analyze various opportunities among debt instruments and to make judgments regarding which debt instruments provide, in the opinion of the Investment Adviser, the highest potential opportunity for current income and, secondarily, capital appreciation. This approach distinguishes the Fund from other funds which often seek either capital growth or current income or are restricted to fixed-rate securities or floating rate instruments. Consistent with this approach, when changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

  Investment in the Common Stock of the Fund offers the individual investor several potential benefits. First, the Fund offers the opportunity to participate in a portfolio which may contain investments, such as Corporate Loans, that historically have been available mainly to institutional investors. In managing such a portfolio, the Investment Adviser provides professional management which includes the extensive credit analysis needed to invest in Corporate Loans, junk bonds and Distressed Securities. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Adviser may seek to enhance the yield or capital appreciation of the Fund's Common Stock by leveraging the Fund's capital structure through the borrowing of money or the issuance of short-term debt securities or shares of preferred stock. The benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage."

  The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

  The Fund may invest in, among other things, the types of instruments described below:

DESCRIPTION OF CORPORATE LOANS

  The Corporate Loans in which the Fund may invest generally consist of direct obligations of a borrower ("Borrower") undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans may also include obligations of a Borrower issued in connection with a restructuring or a bankruptcy. A significant portion of the Corporate Loans in which the Fund invests are highly leveraged loans, such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment and revolving credit facilities, which would require the Fund to make additional investments in Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

  The Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. The Corporate Loans in which the Fund invests may be senior debt obligations of the Borrower and may, in some instances, hold the most senior position in the capitalization structure of the Borrower (i.e., not subordinated to other debt obligations in right of payment). Corporate Loans which are senior debt obligations of the Borrower may be wholly or partially secured by collateral, or may be unsecured. However, even in the case of a secured Corporate Loan, upon an event of default the ability of a lender to have access to the collateral, if any, or otherwise recover its investment may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline subsequent to the Fund's investment in the Corporate Loan. Under certain circumstances, the collateral may be released with the consent of the syndicate of lenders and the lender which is administering the Corporate Loan on behalf of the syndicate ("Agent Bank") or pursuant to the terms of the underlying credit agreement with the Borrower. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and possibly, its net asset value.

  In addition to senior and secured Corporate Loans, the Fund may invest in Corporate Loans which are unsecured and subordinated. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the Borrower. In addition to being unsecured a Corporate Loan in which the Fund may invest may be subordinate in right of payment to the senior debt obligations of the Borrower. Upon a liquidation or bankruptcy of the Borrower the senior debt obligations of the Borrower are often required to be paid in full before the subordinated debtholders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debtholders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a Borrower, there can be no assurance that the assets of the Borrower will be sufficient to satisfy the claims of unsecured and subordinated debtholders or that such debtholders will receive income producing debt securities in satisfaction of their claims. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and possibly, its net asset value.

  Corporate Loans made in connection with highly leveraged transactions are subject to greater risks than other Corporate Loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower, and the potential assertion that the pledging of collateral, if any, to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans may also be less liquid than other Corporate Loans.

  The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate used by commercial lenders plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, LIBOR, the CD rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's portfolio may be invested in Corporate Loans with longer interest rate reset periods or fixed interest rates which are generally more susceptible to interest rate risks in the event of fluctuations in prevailing interest rates.

  The Fund may receive and/or pay certain fees in connection with its investments in Corporate Loans. These fees are in addition to interest payments received and may include facility fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan it may pay a facility fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan by a Borrower. These fees are intended to adjust the yield on such Corporate Loans. In connection with the acquisition of Corporate Loans, the Fund may also acquire warrants and other debt or equity securities of the Borrower or its affiliates. The acquisition of such securities will only be incidental to the Fund's purchase of an interest in a Corporate Loan.

  In making an investment in a Corporate Loan, the Investment Adviser will consider factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan. Such factors include financial ratios of the Borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Adviser also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Investment Adviser's assessments of the general quality of the Borrower.

  A Borrower also may be required to comply with various restrictive covenants contained in any loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a Corporate Loan Agreement may contain a covenant requiring the Borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration, i.e., the Agent Bank has the right to call the outstanding Corporate Loan, generally at the request of the lending syndicate.

  The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans will have stated maturities ranging from five to ten years. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loans from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy.

  Loans to non-U.S. Borrowers or to U.S. Borrowers with significant non-dollar-denominated revenues may provide for conversion of all or part of the loan from a dollar-denominated obligation into a foreign currency obligation at the option of the Borrower.

DESCRIPTION OF PARTICIPATION INTERESTS

  Corporate Loans in which the Fund may invest are typically originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which acts as Agent Bank. Co-Lenders may sell Corporate Loans to third parties called "Participants." The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

  The Fund may invest in a Corporate Loan at origination as a Co-Lender or by purchasing a Corporate Loan from an Intermediate Participant by means of a novation, an assignment or a participation. In a novation, the

Fund would assume all of the rights of the Intermediate Participant in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as lender directly against the Borrower and would assume all of the obligations of the Intermediate Participant, including any obligation to make future advances to the Borrower. As a result, therefore, the Fund would have the status of a Co-Lender. As an alternative, the Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower, but would otherwise be entitled to all of such lender's rights in the Corporate Loan. The Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to the Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the Borrower. In such a case, the Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loan. The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a Corporate Loan.

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event that the Borrower fails to pay principal and interest when due, the Fund may be subject to delay, expense and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of the participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

  Because the Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the profitability of these institutions is largely dependent on the availability and cost of capital funds. In addition, general economic conditions are important to the operation of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulations. Individual companies may be exposed to material risks, including reserve inadequacy.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all investors which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to enforce appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services the Borrower compensates the Agent Bank. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund are determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.

  Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in liquid instruments. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objectives and Policies."

DESCRIPTION OF HIGH-YIELD SECURITIES

  The Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities considered by the Investment Adviser to be of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality, are commonly known as "junk bonds." See Appendix--"Description of Corporate Bond Ratings" for additional information concerning rating categories.

  Although high-yield securities can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. As described under "Risk Factors and Special Considerations," economic conditions and interest rate levels may impact significantly the values of high-yield securities. In addition, high-yield securities are often unsecured and subordinated obligations of the issuer. Accordingly, following an event of default or liquidation or bankruptcy of the issuer, the Fund might not receive payments to which it is entitled, or may receive distributions of non-income producing securities, including common stock, and thereby may experience a decline in the value of its investment and possibly its net asset value.

  Selection and supervision of high-yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's own credit analysis than investment companies which invest in higher-rated securities. Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody's and CC or below by S&P) unless the Investment Adviser believes that the financial condition of the issuers or the protection afforded to the particular securities is stronger than would otherwise be indicated by such ratings. Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

  In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing debt or equity securities. The Fund may retain such securities until the Investment Adviser determines it is appropriate in light of current market conditions to effect a disposition of such securities.

  When changing economic and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

DESCRIPTION OF DISTRESSED SECURITIES

  The Fund may invest up to 20% of its total assets in Distressed Securities. Distressed Securities are high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied; e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. See "Risk Factors and Special Considerations."

DESCRIPTION OF CONVERTIBLE SECURITIES AND PREFERRED STOCK

  A convertible security is a bond, debenture, note or preferred stock that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

  The Fund may invest in non-convertible preferred stock which generally entitles the holders to receive a dividend payment. Holders of preferred stock have a claim on the assets of the issuer prior to the common stockholders but subordinate to the creditors and holders of debt instruments of the same issuer. Preferred stock may be subject to redemption at the option of the issuer at a price established in the preferred stock governing instrument.

ILLIQUID SECURITIES

  Corporate Loans, junk bonds, and other securities held by the Fund may not be readily marketable and may be subject to restrictions on resale. Although Corporate Loans are transferred among certain financial institutions, as described above, the Corporate Loans in which the Fund invests may not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans becomes more seasoned, the Investment Adviser expects that liquidity will improve. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale.

                           OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

LEVERAGE

  At times, the Fund expects to utilize leverage through borrowings, including the issuance of short-term debt securities, or the issuance of shares of preferred stock. Under current market conditions, the Fund intends to utilize leverage in an amount up to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Fund will generally not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under "Investment Advisory and Management Arrangements," the fee paid to the Investment Adviser will be calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred stock.

  The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by the Fund on its longer term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of Common Stock will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and the cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the Common Stock net asset value will reflect the decline in the value of portfolio holdings resulting therefrom.

  Leverage creates risks for the holders of Common Stock, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to the holders of Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of preferred stock having priority over the Fund's Common Stock create an opportunity for greater return per share of Common Stock, but at the same time such borrowing or issuance of preferred stock is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the short-term corporate debt securities or preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is a least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 300%.

  The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

  Assuming the utilization of leverage by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, and an estimated annual interest rate of 5.98% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.99%.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

     Assumed Portfolio Return (net of expenses)........ (10)%  (5)%   0 %   5%  10%
     Corresponding Common Stock Return................. (18)% (10)%  (3)%   5%  12%

  Until the Fund borrows or issues shares of preferred stock, the Fund's Common Stock will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies.

INTEREST RATE TRANSACTIONS

  In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income the Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

  In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

  The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

  The Fund may also engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes."

FOREIGN CURRENCY SWAPS

  Although the Fund has no current intention to do so, the Fund may enter into foreign currency swaps in order to hedge non-U.S. dollar denominated portfolio investments.

  Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loan is denominated for the right to receive dollars. The Fund will generally enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade; i.e., rated BBB or A-3 or higher by S&P, Baa or B3 or higher by Moody's, BBB or F4 or higher by Fitch IBCA, Inc., or are determined to be of comparable quality in the judgment of the Investment Adviser. The amounts of dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of dollars. If there is a default by the counterparty the Fund will have contractual remedies pursuant to the swap arrangement. However, the dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or liquid instruments having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

OPTIONS ON PORTFOLIO SECURITIES

  Call Options on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. The Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

  Put Options on Portfolio Securities. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

FINANCIAL FUTURES AND OPTIONS THEREON

  The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Securities and Exchange Commission (the "Commission") which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

RISK FACTORS IN INTEREST RATE TRANSACTIONS AND OPTIONS AND FUTURES
TRANSACTIONS

  The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

OTHER INVESTMENT STRATEGIES

  Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its permitted investments with financial institutions that (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the Investment Company Act. In all cases, the Investment Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations" and "Other Investment Policies--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash or liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

  When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    4. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

    5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    6. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objectives, policies and limitations, and

  (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Prospectus.

    7. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that to the extent that the Fund invests in Corporate Loans the Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objectives and Policies").

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on portfolio securities and related indices or otherwise in connection with bona fide hedging activities.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

  Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

  The Fund has established procedures for blocking the use of inside information in securities transactions (commonly referred to as "Chinese Wall procedures"). As a result, the Fund's purchase of a security in a private placement may deprive the Fund of investment in certain publicly traded securities of the same issuer and the Fund's purchase of a publicly traded security may deprive the Fund of the opportunity to purchase certain privately placed securities of the same issuer. Also, in relation to other funds managed by the same portfolio manager as the Fund, if one fund buys a security that is publicly traded or privately placed, respectively, the other fund may be deprived of the opportunity to buy a security of the same issuer that is privately placed or publicly traded, respectively.

                            DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (66)--President and Director (1)(2)--Chairman of the Investment Adviser and MLAM (which terms, as used herein, include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997, Director since 1993 and President from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  Ronald Forbes (57)--Director (2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.

  Cynthia A. Montgomery (46)--Director (2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (67)--Director (2)-- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

  Kevin A. Ryan (65)--Director (2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (60)--Director (2)--Box 604, Genoa, Nevada 89411, Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("Princeton Funds Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (50)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1990; Department Head of the Global Fixed Income Division of the Investment Adviser and MLAM since 1997; Senior Vice President of Princeton Services since 1993.

  R. Douglas Henderson (40)--Senior Vice President and Portfolio Manager
(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1989 to 1997.

  Donald C. Burke (38)--Vice President (1)(2)-- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (49)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of Princeton Funds Distributor since 1981 and Treasurer since 1984.

  Patrick D. Sweeney (44)--Secretary (1)(2)-- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more other investment companies for which the Investment Adviser, MLAM or their affiliates act as investment adviser.

  In the event that the Fund issues preferred stock, in connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

  The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $3,000 plus $300 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its audit committee, which consists of all of the Directors not affiliated with the Investment Adviser, an annual fee of $900. The Chairman of the Audit Committee receives an additional annual fee of $1,000.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1997 the aggregate compensation paid by all investment companies advised by the Investment Adviser, MLAM and their affiliates ("FAM/MLAM Advised Funds") to the non-affiliated Directors.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS      FAM/MLAM
                             COMPENSATION ACCRUED AS PART OF  ADVISED FUNDS PAID
NAME OF DIRECTOR              FROM FUND      FUND EXPENSE        TO DIRECTORS
-----------------            ------------ ------------------- ------------------
Ronald W. Forbes(1).........    $5,100           None              $153,500
Cynthia A. Montgomery(1)....    $5,100           None              $153,500
Charles C. Reilly(1)........    $6,100           None              $313,000
Kevin A. Ryan(1)............    $5,100           None              $153,500
Richard R. West(1)..........    $5,100           None              $299,000

--------
(1) The Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (33 registered investment companies consisting of 46 portfolios); Ms. Montgomery (33 registered investment companies consisting of 46 portfolios); Mr. Reilly (51 registered investment companies consisting of 64 portfolios); Mr. Ryan (33 registered investment companies consisting of 46 portfolios); and Mr. West (52 registered investment companies consisting of 74 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM, which is owned and controlled by ML & Co. The Investment Adviser will provide the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for over 100 other registered management investment companies and offers portfolio management services to individuals and institutions. As of June 1998, the Asset Management Group had a total of approximately $489 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

  The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. R. Douglas Henderson is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at the annual rate of 0.60 of 1% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including proceeds from the issuance of preferred stock, minus the sum of

(i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, listing fees, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and the transfer, dividend disbursing agent and registrar, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser, for its costs in connection with such services.

  The Investment Adviser has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales or securities for the Fund or other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Unless earlier terminated as described below, the Investment Advisory Agreement and Sub-Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, the firm's risk in positioning a block of securities and the provision of supplemental investment research by the firm. While the Investment Adviser generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The Fund will purchase Corporate Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such financial institutions, the Investment Adviser may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. See "Investment Objectives and Policies-- Description of Corporate Loans." While such financial institutions generally are not required to repurchase Corporate Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Corporate Loans.

  Other securities in which the Fund may invest, such as publicly traded corporate bonds and notes, are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. In addition, the Fund may not purchase securities for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as a placement agent except pursuant to procedures approved by the Board of Directors of the Fund which comply with rules adopted by the Commission or with interpretations of the Commission staff. An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, will be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.)

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute dividends of substantially all of its net investment income monthly. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Fund's Common Stock in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Other Investment Policies--Leverage" and "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the matter in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

  The Fund expects that it will commence paying dividends within 90 days of the date of this Prospectus.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in swaps, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Additional legislation eliminates the highest 28% category for most sales of capital assets occurring after December 31, 1997. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends (including the amount of capital gain dividends in the different categories of capital gain referred to above), as well as any dividends eligible for the dividends received deduction.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions attributable to any dividend income earned by the Fund will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including the different categories of capital gain referred to above. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if both Common Stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends including the different categories of capital gain referred to above, will be allocated between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

  If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the

Fund from distributing at least 90% of its net income, and may therefore jeopardize the Fund's qualification for taxation as a RIC or may subject the Fund to the 4% excise tax described below. Upon any failure to meet the asset coverage requirement of the Investment Company Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives.

  As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise a question as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. In the event the Fund determines to issue preferred stock, the Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion in the event it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located. The Fund will not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations, in unrated securities (together with lower rated securities, "junk bonds") and in high yield Corporate Loans, as previously described. Some of these junk bonds and high yield Corporate Loans may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds and high yield

Corporate Loans may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds or high yield Corporate Loans is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may engage in interest rate transactions, write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such options or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  The Federal income tax rules governing the taxation of swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a RIC.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and options, futures and swap transactions. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and swap transactions.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e, unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain of the Fund's debt instruments and the Fund's foreign currency swaps, if any, will be treated as ordinary income or loss under Code Section 988 and will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested by State Street Bank and Trust Company, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street Bank and Trust Company, as dividend paying agent. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend or distribution checks. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to State Street Bank and Trust Company, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

  Whenever the Fund declares an income dividend or a capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 225 Franklin Street, Boston, Massachusetts 02110.

                         MUTUAL FUND INVESTMENT OPTION

  Purchasers of shares of Common Stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common Stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

  Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The Fund determines and makes available for publication the net asset value of its shares of Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barrons, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

  Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Investment Adviser and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Investment Adviser by calculating the mean of the last available bid and asked prices in the market for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value. In valuing a Corporate Loan at fair value, the Investment Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan, (iii) recent prices in the market for similar Corporate Loans, if any, and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

  Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued Common Stock as preferred stock and at that time offer shares of preferred stock representing up to approximately 33 1/3% of the Fund's total assets immediately after the issuance of such preferred stock.

COMMON STOCK

  Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

  In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Other Investment Policies--Leverage."

  The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

  The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares of Common Stock of the Fund for $100,000. As of the date of this Prospectus, the Investment Adviser owned 100% of the outstanding shares of Common Stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of any opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to be voted on the matter.

  In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

      (i) a merger or consolidation or statutory share exchange of the Fund with other corporations;

      (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions would usually be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the shares would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

  The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachsuetts 02110.

                                 UNDERWRITING

  The Underwriter has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase 11,000,000 shares of Common Stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of shares of Common Stock in the offering in the amount of $.20 per share. Such payment is equal to 2.00% of the initial public offering price per share. The Underwriter also has advised the Fund that from this amount the Underwriter may pay a concession to certain dealers not in excess of $.20 per share on sales by such dealers. After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of Common Stock purchased in the offering on or before July 31, 1998.

  The Fund has granted the Underwriter an option, exercisable for 45 days after the date hereof, to purchase up to 1,650,000 additional shares of Common Stock to cover over-allotments, if any, at the initial offering price.

  The Underwriter may engage in certain transactions that stabilize the price of the shares of Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of Common Stock.

  If the Underwriter creates a short position in the shares of Common Stock in connection with the offering, i.e., if it sells more shares of Common Stock than are set forth on the cover page of this Prospectus, the Underwriter may reduce that short position by purchasing shares of Common Stock in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Underwriter may also impose a penalty bid on certain syndicate and selling group members. This means that if the Underwriter purchases shares of Common Stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of Common Stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of Common Stock as part of the offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Prior to this offering, there has been no public market for the shares of the Common Stock. The Fund's shares of Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. However, during an initial period, which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, during such period, the Underwriter does not intend to make a market in the Fund's shares, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

  The Fund anticipates that the Underwriter may from time to time act as broker in connection with the execution of its portfolio transactions.

  The Underwriter is an affiliate of the Investment Adviser of the Fund.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS

  Certain legal matters in connection with the shares offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, New York, New York.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund included in this Prospectus has been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                            ADDITIONAL INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

YEAR 2000 ISSUES

  Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem prior to January 1, 2000. The Investment Adviser has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,Debt Strategies Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of Debt Strategies Fund III, Inc. as of July 24, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of Debt Strategies Fund III, Inc. as of July 24, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey

July 24, 1998

                        DEBT STRATEGIES FUND III, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                              JULY 24, 1998

ASSETS
  Cash................................................................ $100,000
  Offering costs (Note 1).............................................  275,000
  Deferred organization costs (Note 1)................................   13,000
                                                                       --------
    Total Assets......................................................  388,000
                                                                       --------
LIABILITIES
  Liabilities and accrued expenses (Note 1)...........................  288,000
                                                                       --------
NET ASSETS............................................................ $100,000
                                                                       ========
CAPITAL
  Common Stock, par value $.10 per share; 200,000,000 shares autho-
   rized; 10,000 shares issued and outstanding (Note 1)............... $  1,000
  Paid-in Capital in excess of par....................................   99,000
                                                                       --------
    Total Capital--Equivalent to $10.00 net asset value per share of
     Common Stock
     (Note 1)......................................................... $100,000
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the State of Maryland on May 26, 1998, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 10,000 shares of Common Stock for $100,000 on July 24, 1998. The General Partner of the Investment Adviser is an indirectly wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a period not exceeding five years beginning with the commencement of operations of the Fund. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. In accordance with Statement of Position 98-5, unamortized costs existing at March 1, 1999 (start of the Fund's new fiscal year), will be charged to expense on that date. At the present time, management believes this change will not have any material impact to the operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee at the annual rate of 0.60 of 1% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on a taxable income (including realized capital gains) that is distributed to shareholders.

                                   APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.:

  AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

  BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  C--The C rating is reserved for income bonds on which no interest is being paid.

  D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

  Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE U.S. OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UN-LAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................   6
Fee Table..................................................................  10
The Fund...................................................................  11
Use of Proceeds............................................................  11
Investment Objectives and Policies.........................................  11
Other Investment Policies..................................................  19
Investment Restrictions....................................................  28
Directors and Officers.....................................................  30
Investment Advisory and Management Arrangements............................  32
Portfolio Transactions.....................................................  34
Dividends and Distributions................................................  35
Taxes......................................................................  36
Automatic Dividend Reinvestment Plan.......................................  39
Mutual Fund Investment Option..............................................  41
Net Asset Value............................................................  41
Description of Capital Stock...............................................  42
Custodian..................................................................  43
Underwriting...............................................................  44
Transfer Agent, Dividend Disbursing Agent and Registrar....................  45
Legal Opinions.............................................................  45
Experts....................................................................  45
Additional Information.....................................................  45
Independent Auditors' Report...............................................  47
Statement of Assets, Liabilities and Capital...............................  48
Appendix................................................................... A-1

                                ---------------

  UNTIL OCTOBER 26, 1998 (90 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             11,000,000 SHARES

                         DEBT STRATEGIES FUND III, INC.

                                  COMMON STOCK

                                ---------------

                                   PROSPECTUS

                                ---------------

                              MERRILL LYNCH & CO.

                               JULY 28, 1998

                                                            CODE 19031-0798

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Independent Auditors' Report

    Statement of Assets, Liabilities and Capital as of July 24, 1998

  (2) Exhibits:

     (a)    --Articles of Incorporation (a)
     (b)    --By-Laws (a)
     (c)    --Not applicable
     (d)(1) --Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of the Registrant (b)
     (d)(2) --Form of specimen certificate for shares of Common Stock of the Registrant (a)
     (e)    --Form of Dividend Reinvestment Plan (a)
     (f)    --Not applicable
     (g)(1) --Form of Investment Advisory Agreement between the Registrant and the Investment Adviser
     (g)(2) --Form of Sub-Advisory Agreement between the Investment Advisor and
             Merrill Lynch Asset Management, U.K.
     (h)(1) --Form of Purchase Agreement (a)
     (h)(2) --Merrill Lynch Standard Dealer Agreement (a)
     (i)    --Not applicable
     (j) --Custodian Contract between the Registrant and State Street Bank and Trust Company
     (k)    --Registrar, Transfer Agency and Service Agreement between the
             Registrant and State Street Bank and Trust Company
     (l) --Opinion and consent of Brown & Wood LLP, counsel to the Registrant
     (m)    --Not applicable
     (n)    --Consent of Deloitte & Touche LLP, independent auditors for the
             Registrant
     (o)    --Not applicable
     (p)    --Certificate of Fund Asset Management, L.P.
     (q)    --Not applicable

--------

(a) Filed on June 17, 1998 as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-57073).

(b) Reference is made to Article V, Article VI (sections 2,3,4,5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1,2,3,5 and 17), Article VI, Article VII, Article XII, Article XIII and
    Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibit (h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

   Registration fees.................................................. $ 37,318
   Stock Exchange listing fee.........................................  109,100
   Printing (other than stock certificates)...........................   54,600
   Engraving and printing stock certificates..........................   20,000
   Legal fees and expenses............................................   50,000
   Accounting fees and expenses.......................................    5,500
   NASD fees..........................................................   13,150
   Miscellaneous......................................................    5,332
                                                                       --------
     Total............................................................ $295,000
                                                                       ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the Prospectus under the caption "Investment Advisory and Management Arrangements" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

  There will be one record holder of the Common Stock, par value $.10 per share, as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit
(a)(1) to this Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement, and the Investment Advisory Agreement, a form of which will be filed as Exhibit (g)(1) to this Registration Statement, provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement, a form of which will be filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30. Business and Other Connections of the Investment Adviser.

  Fund Asset Management, L.P. (the "Investment Adviser") acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, MuniHoldings New York Fund, MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as subadviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Funds Distributor, Inc. ("Princeton Funds Distributor"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                      POSITION  WITH
                        INVESTMENT                 OTHER SUBSTANTIAL BUSINESS, PROFESSION,
        NAME              ADVISER                          VOCATION OR EMPLOYMENT
        ----          --------------               ---------------------------------------
 ML & Co............ Limited Partner              Financial Services Holding Company;
                                                  Limited Partner of MLAM
 Princeton Services. General Partner              General Partner of MLAM
 Arthur Zeikel...... Chairman                     Chairman of MLAM; President of MLAM and
                                                  FAM (from 1977 to 1997); Chairman and
                                                  Director of Princeton Services;
                                                  President of Princeton Services (from
                                                  1993 to 1997); Executive Vice President
                                                  of ML & Co.
 Jeffrey M. Peek.... President                    President of MLAM since 1997; President
                                                  and Director of Princeton Services;
                                                  Executive Vice President of ML & Co.;
                                                  Managing Director and Co-Head of the
                                                  Investment Banking Division of Merrill
                                                  Lynch (in 1997); Senior Vice President
                                                  and Director of the Global Securities
                                                  and Economics Division of Merrill Lynch
                                                  (from 1995 to 1997).
 Terry K. Glenn..... Executive Vice President     Executive Vice President of MLAM;
                                                  Executive Vice President and Director of
                                                  Princeton Services; President and
                                                  Director of Princeton Funds Distributor;
                                                  President of Princeton Administrators,
                                                  L.P.
 Linda L. Federici.. Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
 Vincent R.                                       Senior Vice President of MLAM; Senior
 Giordano........... Senior Vice President        Vice President of Princeton Services
 Elizabeth A.                                     Senior Vice President of MLAM; Senior
 Griffin............ Senior Vice President        Vice President of Princeton Services
 Norman R. Harvey... Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
 Michael J.                                       Senior Vice President of MLAM; Senior
 Hennewinkel........ Senior Vice President        Vice President of the MLAM International
                                                  Group
 Philip L. Kirstein. Senior Vice President,       Senior Vice President, General Counsel
                      General Counsel             and Secretary of MLAM; Senior Vice
                      and Secretary               President, General Counsel, Director and
                                                  Secretary of Princeton Services
 Ronald M. Kloss.... Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
 Debra W. Landsman-                               Senior Vice President of MLAM; Senior
 Yaros.............. Senior Vice President        Vice President of Princeton Services;
                                                  Vice President of Princeton Funds
                                                  Distributor
 Stephen M. M.                                    Executive Vice President of Princeton
 Miller............. Senior Vice President        Administrators L.P.; Senior Vice
                                                  President of Princeton Services
 Joseph T. Monagle,                               Senior Vice President of MLAM; Senior
 Jr. ............... Senior Vice President        Vice President of Princeton Services
 Michael L. Quinn... Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services;
                                                  Managing Director and First Vice
                                                  President of Merrill Lynch from 1989 to
                                                  1995
 Richard L. Reller.. Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services and
                                                  Director of Princeton Funds Distributor
 Gerald M. Richard.. Senior Vice President and    Senior Vice President and Treasurer of
                      Treasurer                   MLAM; Senior Vice President and
                                                  Treasurer of Princeton Services; Vice
                                                  President and Treasurer of Princeton
                                                  Funds Distributor
 Gregory D. Upah.... Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
 Ronald L. Welburn.. Senior Vice President        Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services

  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28.

                                                  OTHER SUBSTANTIAL BUSINESS,
                                                    PROFESSION, VOCATION OR
 NAME                 POSITION WITH MLAM U.K.             EMPLOYMENT
 ----               --------------------------- ------------------------------
 Arthur Zeikel      Director and Chairman       Chairman of the Manager and
                                                 FAM; President of the Manager
                                                 and FAM from 1977 to 1997;
                                                 Chairman and Director of
                                                 Princeton Services; President
                                                 of Princeton Services from
                                                 1973 to 1997; Executive Vice
                                                 President of ML & Co.
 Alan J. Albert     Senior Managing Director    Vice President of the Manager
 Nicholas C.D. Hall Director                    Director of Merrill Lynch
                                                 Europe PLC.; General Counsel
                                                 of Merrill Lynch
                                                 International Private Banking
                                                 Group
 Gerald M. Richard  Senior Vice President       Senior Vice President and
                                                 Treasurer of the Manager and
                                                 FAM; Senior Vice President
                                                 and Treasurer of Princeton
                                                 Services; Vice President and
                                                 Treasurer of Princeton Funds
                                                 Distributor
 Carol Ann Langham  Company Secretary           None
 Debra Anne Searle  Assistant Company Secretary None

ITEM 31. LOCATION OF ACCOUNT AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

    (a) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

    (b) Registrant undertakes that:

      (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES



  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of July, 1998.

                                          Debt Strategies Fund III, Inc.
                                           (Registrant)


                                          By      /s/ Arthur Zeikel
                                            -----------------------------------
                                              (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.


             SIGNATURES                        TITLE                DATE

          /s/ Arthur Zeikel            President (Principal     July 27, 1998
-------------------------------------   Executive Officer) and
           (ARTHUR ZEIKEL)              Director

        /s/ Gerald M. Richard          Treasurer (Principal     July 27, 1998
-------------------------------------   Financial and
         (GERALD M. RICHARD)            Accounting Officer)

        /s/ Ronald W. Forbes           Director                 July 27, 1998
-------------------------------------
         (RONALD W. FORBES)

      /s/ Cynthia A. Montgomery        Director                 July 27, 1998
-------------------------------------
       (CYNTHIA A. MONTGOMERY)

        /s/ Charles C. Reilly          Director                 July 27, 1998
-------------------------------------
         (CHARLES C. REILLY)

          /s/ Kevin A. Ryan            Director                 July 27, 1998
-------------------------------------
           (KEVIN A. RYAN)

         /s/ Richard R. West           Director                 July 27, 1998
-------------------------------------
          (RICHARD R. WEST)

                               EXHIBIT INDEX

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
 (g)(1)  --Form of Investment Advisory Agreement between the Registrant and the
          Investment Adviser
 (g)(2)  --Form of Sub-Advisory Agreement between the Investment Advisor and
          Merrill Lynch Asset Management, U.K.
 (j)     --Custodian Contract between the Registrant and State Street Bank and
          Trust Company
 (k)     --Registrar, Transfer Agency and Service Agreement between the
          Registrant and State Street Bank and Trust Company
 (l)     --Opinion and consent of Brown & Wood LLP, counsel to the Registrant
 (n)     --Consent of Deloitte & Touche, LLP, independent auditors for the
          Registrant
 (p)     --Certificate of Fund Asset Management, L.P.